UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2003

JAFRA WORLDWIDE HOLDINGS (LUX) S.àR.L

(Exact name of registrant as specified in its charter)

Luxembourg	333-106666	98-0399297
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

174 Route de Longwy
L-1940 Luxembourg
Luxembourg
(Address of principal executive offices)
(Zip Code)

(352) 226027
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release dated October 28, 2003.

Item 9. Regulation FD Disclosure.

See Item 12, below.

Item 12. Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure,” and Item 12, “Results of Operations and Financial Condition”. The information in this Form 8-K and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JAFRA WORLDWIDE HOLDINGS (LUX) S.àR.L
(Registrant)

Date: October 28, 2003	By:	/s/ Michael A. DiGregorio

Michael A. DiGregorio
Senior Vice President and Chief Financial Officer